Exhibit 21.1

SUBSIDIARY GUARANTY

44 PLAZA, INC.
AUK REALTY CORPORATION
BKS REALTY INC.
BRENDA PROPERTIES, INC.
CHERRY HILLVIEW, INC.
EAST END OPERATING CORP.
EASTON 257, INC.
GC ACQUISITION CORP.
HAMBURG WELLNESS PARTNERS
HARVEST PROPERTIES CORP.
K & W INVESTORS, INC.
KCH ACQUISITION, INC.
KCHGC, INC.
KB BIRMINGHAM 1035, INC.
KD HAZEL DELL 1031, INC.
KD LONGVIEW 1029, INC.
KIF I LP, INC.
KIGFRE HUB, INC.
KIMCOAST OF WARREN, INC.
KIMCADE, INC.
KIMCAL CORPORATION
KIMCARS INVESTMENT, INC.
KIMCO BBB 878A, INC.
KIMCO 118 O/P, INC.
KIMCO 120 O/P, INC.
KIMCO 129 FLORIDA, INC.
KIMCO 280 METRO, INC.
KIMCO 413B, INC.
KIMCO 420, INC.
KIMCO 632, INC.
KIMCO ACADIANA 670, LLC
KIMCO ALBANY, INC.
KIMCO ALLEGHENY 1185 BUSINESS TRUST
KIMCO ALTAMONTE SPRINGS 636, INC.
KIMCO ANAHEIM, INC.
KIMCO ARAPAHOE, INC.
KIMCO AUGUSTA 635, INC.
KIMCO AUSTIN, INC.
KIMCO AUSTIN 589, INC.
KIMCO AUTOVENTURE, INC.
KIMCO BANGOR 200, INC.
KIMCO BAYRIDGE 1134, INC.
KIMCO BELAIR 1187, INC.
KIMCO BELLMORE 1135, INC.

KIMCO BT CORP.
KIMCO BUCKS 651 TRUST INC.
KIMCO BRADENTON 698, INC.
KIMCO BURLESON 496, INC.
KIMCO CARY 696, INC.
KIMCO CAMBRIDGE 242, INC.
KIMCO CANTON 182, INC.
KIMCO CANYON POINTE INC.
KIMCO CAPITAL CORP.
KIMCO CARROLLWOOD 664, INC.
KIMCO CENTRE AT WESTBANK INC.
KIMCO CHARLESTON 631, INC.
KIMCO CHARLOTTE 192, INC.
KIMCO CINNAMINSON 645, INC.
KIMCO CLAWSON 143, INC.
KIMCO COLUMBUS, INC.
KIMCO CONCOURSE, INC.
KIMCO COPPERFIELD ACQUISITIONS, INC.
KIMCO COPPERFIELD 1122, INC.
KIMCO CORAL SPRINGS 623, INC.
KIMCO CRANSTON 691, INC.
KIMCO CRÈME ALLEN 1309, INC.
KIMCO CRÈME COLLEYVILLE 1308, INC.
KIMCO CRÈME LP BUSINESS TRUST
KIMCO CROSS CREEK 607, INC.
KIMCO CURLEW CROSSING 1186, INC.
KIMCO CUPERTINO VILLAGE 1344, INC.
KIMCO DELRAN, INC.
KIMCO DENVER 680, INC.
KIMCO DERBY, INC.
KIMCO DEV. OF MCINTOSH SARASOTA, INC.
KIMCO DEV. OF MENTOR, INC.
KIMCO DEV. OF MUSKEGON, INC.
KIMCO DEV. OF NEW KENSINGTON, INC.
KIMCO DEV. OF SEMINOLE SANFORD, INC.
KIMCO DEV. OF TROY, INC.
KIMCO DEV. OF TYVOLA, INC.
KIMCO DOCSTONE 1295, INC.
KIMCO DOVER 501, INC.
KIMCO DOWNERS PARK 764, INC.
KIMCO DURHAM 639, INC.
KIMCO EAST BANK 689, INC.
KIMCO EL CAJON 1028, INC.
KIMCO EMPIRE HILLSBOROUGH 1191, INC.
KIMCO FARMINGTON 146, INC.
KIMCO FLORENCE 646, INC.

KIMCO FLORIDA HOSPITALITY, INC.
KIMCO FOLSOM 1106, INC.
KIMCO FRANKLIN SQUARE 1136, INC.
KIMCO FREEPORT 1176, INC.
KIMCO GALLERY 660 TRUST
KIMCO GATES 149, INC.
KIMCO GERMANY HOLDINGS, INC.
KIMCO GOVERNORS MARKETPLACE 317, INC.
KIMCO GREAT BARRINGTON 609, INC.
KIMCO GREEN ORCHARD 606, INC.
KIMCO GREENRIDGE 674A, INC.
KIMCO GREENVILLE 676, INC.
KIMCO GREENWICH STREET QRS, INC.
KIMCO GREENWOOD VILLAGE 1022, INC.
KIMCO HAMMOND AIRE 1183, INC.
KIMCO HAYDEN PLAZA 604, INC.
KIMCO HAZELWOOD, INC.
KIMCO HFC INVESTMENT, INC.
KIMCO HOLMDEL NJ, INC.
KIMCO HOMDEL TOWNE CENTER 1007, INC.
KIMCO HOUMA 274, LLC
KIMCO HUEHUETOCA, INC.
KIMCO HYANNIS 1114, INC.
KIMCO INCOME FUND I GP, INC.
KIMCO JUAN TABO PLAZA 591, INC.
KIMCO KENAI 1108, INC.
KIMCO KENT 637, INC.
KIMCO KISSIMMEE 613, INC.
KIMCO KML, INC.
KIMCO LAFAYETTE 670, INC.
KIMCO LAFAYETTE 671, INC.
KIMCO LAKELAND 123, INC.
KIMCO LAKEWOOD 684, INC.
KIMCO LANDMARK STATION 275, INC.
KIMCO LARGO 139, INC.
KIMCO LARGO 196, INC.
KIMCO LARKFIELD 1341, INC.
KIMCO LAUREL, INC.
KIMCO LEXINGTON 140, INC.
KIMCO LINDA MAR 1115, INC.
KIMCO LIVONIA, INC.
KIMCO MANASSAS 672, INC.
KIMCO MELBOURNE 616, INC.
KIMCO MANAGEMENT OF NEW JERSEY, INC.
KIMCO MANAGEMENT OF MARYLAND, INC.
KIMCO MANCHESTER 1120, INC.

KIMCO MAPLE HILL 138, INC.
KIMCO MAPLEWOOD 673, INC.
KIMCO MARANA 1024, INC.
KIMCO MASHPAUG TRUST
KIMCO MASHPAUG 1011, INC.
KIMCO MASSAPEQUA 1138, INC.
KIMCO MISSION BELL 1124, INC.
KIMCO MORGAN HILL 1032, INC.
KIMCO MS MONTROSE 1013, INC.
KIMCO MT. DORA 677, INC.
KIMCO NAMPA 1142, INC.
KIMCO NB CORP.
KIMCO NJ, INC.
KIMCO NORTH BRUNSWICK 617, INC.
KIMCO NORTH HOLDINGS, INC.
KIMCO NORTH HOLDINGS II, INC.
KIMCO NORTH HOLDINGS III, INC.
KIMCO NORTH HOLDINGS IV, INC.
KIMCO NORTH HOLDINGS V, INC.
KIMCO NORTH HOLDINGS VI, INC.
KIMCO NORTH HOLDINGS VII, INC.
KIMCO NORTH HOLDINGS VIII, INC.
KIMCO NORTH HOLDINGS IX, INC.
KIMCO NORTH HOLDINGS XII, INC.
KIMCO NOVATO FAIR 1036, INC.
KIMCO OAKLAND COMMONS 1111, INC.
KIMCO OCALA 665, INC.
KIMCO ONE CENTRE, INC.
KIMCO ORLANDO 638, INC.
KIMCO PALM AIRE 1126, INC.
KIMCO PARKCHESTER 1139, INC.
KIMCO PENN HOLDCO, INC.
KIMCO PEPPERTREE, INC.
KIMCO PERRY STREET QRS, INC.
KIMCO PINEVILLE CENTRUM, INC.
KIMCO PINEVILLE 1033, INC.
KIMCO PL RETAIL, INC.
KIMCO PLANO INC.
KIMCO POTOSI, INC.
KIMCO POWAY CITY 1195, INC.
KIMCO PREFERRED INVESTOR I, INC.
KIMCO PREFERRED INVESTOR II, INC.
KIMCO PREFERRED INVESTOR III, INC.
KIMCO PREFERRED INVESTOR IV TRUST
KIMCO PREFERRED INVESTOR V, INC.
KIMCO PREFERRED INVESTOR VI, INC.

KIMCO PREFERRED INVESTOR VII, INC.
KIMCO PREFERRED INVESTOR VIII, INC.
KIMCO PREFERRED INVESTOR IX, INC.
KIMCO PREFERRED INVESTOR X, INC.
KIMCO PREFERRED INVESTOR XI, INC.
KIMCO PREFERRED INVESTOR XII, INC.
KIMCO PREFERRED INVESTOR XIII, INC.
KIMCO PREFERRED INVESTOR XIV, INC.
KIMCO PREFERRED INVESTOR XV, INC.
KIMCO PREFERRED INVESTOR XVI, INC.
KIMCO PREFERRED INVESTOR XVII, INC.
KIMCO PREFERRED INVESTOR XVIII, INC.
KIMCO PREFERRED INVESTOR XIX, INC.
KIMCO PREFERRED INVESTOR XX, INC.
KIMCO PREFERRED INVESTOR XXI TRUST
KIMCO PREFERRED INVESTOR XXII, INC.
KIMCO PREFERRED INVESTOR XXIII, INC.
KIMCO PREFERRED INVESTOR XXIV, INC.
KIMCO PREFERRED INVESTOR XXV, INC.
KIMCO PREFERRED INVESTOR XXVI, INC.
KIMCO PREFERRED INVESTOR XXVII, INC
KIMCO PREFERRED INVESTOR XXIX, INC.
KIMCO PREFERRED INVESTOR XXX TRUST
KIMCO PREFERRED INVESTOR XXXI, INC.
KIMCO PREFERRED INVESTOR XXXII, INC.
KIMCO PREFERRED INVESTOR XXXIII BUSINESS TRUST
KIMCO PREFERRED INVESTOR XXXIV, INC.
KIMCO PREFERRED INVESTOR XXXV, INC.
KIMCO PREFERRED INVESTOR XXXVI, INC.
KIMCO PREFERRED INVESTOR XXXVII, INC.
KIMCO PREFERRED INVESTOR XXXVIII, INC.
KIMCO PREFERRED INVESTOR XXXIX, INC.
KIMCO PREFERRED INVESTOR XLI, INC.
KIMCO PREFERRED INVESTOR XLII, INC.
KIMCO PREFERRED INVESTOR XLIII, INC.
KIMCO PREFERRED INVESTOR XLIV, INC.
KIMCO PREFERRED INVESTOR XLV, INC.
KIMCO PREFERRED LI HOTEL INVESTOR, INC.
KIMCO PREFERRED SNF, INC.
KIMCO PROPERTIES, INC.
KIMCO PROPS. NASHVILLE, INC.
KIMCO PURCHASING AGENCY CORPORATION
KIMCO RALEIGH 177, INC.
KIMCO RALPH’S CORNER 659 TRUST
KIMCO RICHMOND 800, INC.
KIMCO RIDGEWOOD 615, INC.

KIMCO RIO NORTE 1125, INC.
KIMCO RIVERS AVE. 622, INC.
KIMCO RIVERGATE 588, INC.
KIMCO RIVERGATE STATION GP, INC.
KIMCO RIVERGATE STATION 1118, INC.
KIMCO RIVERGATE STATION OUTPARCEL 1118A, INC.
KIMCO ROCKFORD CROSSING 1184, INC.
KIMCO SAND LAKE 618, INC.
KIMCO SANTEE 705, INC.
KIMCO SARASOTA 378, INC.
KIMCO SAVANNAH 185, INC.
KIMCO SCHAUMBURG, INC.
KIMCO SCOTTSDALE MALL 183, INC.
KIMCO SELECT INVESTMENTS, INC.
KIMCO SELECT PHILMED, INC.
KIMCO SHARONVILLE 276, INC.
KIMCO SHOPS AT THE POND 1117, INC.
KIMCO SOUTH MIAMI 634, INC.
KIMCO SOUTH PARKER 682, INC.
KIMCO SPRING CREEK 686, INC.
KIMCO ST. AUGUSTINE 1293, INC.
KIMCO STATEN ISLAND SS 1343, INC.
KIMCO STUART 619, INC.
KIMCO TALLAHASSEE 715, INC.
KIMCO TAMPA 470, INC.
KIMCO TEMPE 580A, INC.
KIMCO TEMPLE 1099, INC.
KIMCO TEXAS, INC.
KIMCO TITLE CORPORATION
KIMCO TOWSON, INC.
KIMCO TOWSON LIMITED PARTNERSHIP
KIMCO TUSTIN, INC.
KIMCO TUSTIN 1107, INC.
KIMCO WAYNE HEIGHTS OUTPARCEL, INC.
KIMCO WEST MELBOURNE 668, INC.
KIMCO WEST PALM BEACH 633, INC.
KIMCO WESTERVILLE 178, INC.
KIMCO WESTMONT 614, INC.
KIMCO WHITE LAKE 667, INC.
KIMCO WHITE PLAINS 1140, INC.
KIMCO WHITEHALL GP 1190 BUSINESS TRUST
KIMCO WHITEHALL LP 1190 BUSINESS TRUST
KIMCO WM148, INC.
KIMCO WOODFOREST 655, INC.
KIMCO VALDOSTA 1030, INC.
KIMCO VALENCIA 1023, INC.

KIMCO VALLEY VIEW 1123, INC.
KIMCO YONKERS 801, INC.
KIMCO YORKSHIRE 1294, INC.
KIMCO DEV. OF 31 SOUTH, INC.
KIMCO DEV. OF GASTONIA, INC.
KIMCO DEV. OF GIANTS TRUST
KIMCO DEV. OF GREENWOOD OP. INC.
KIMCO DEV. OF HAMPTON BAYS, INC.
KIMCO DEV. OF KETTERING, INC.
KIMCO DEV. OF WATERLOO AKRON, INC.
KIMCO OF CHERRY HILL, INC.
KIMCO OF HERMITAGE, INC.
KIMCO OF HUNTINGTON, INC.
KIMCO OF ILLINOIS, INC.
KIMCO OF MILLERODE, INC.
KIMCO OF NANUET, INC.
KIMCO OF NEW ENGLAND, INC.
KIMCO OF NEW YORK, INC.
KIMCO OF NORTH MIAMI, INC.
KIMCO OF OAKVIEW, INC.
KIMCO OF OHIO, INC.
KIMCO OF PENNSYLVANIA TRUST
KIMCO OF RACINE, INC.
KIMCO DEV. OF SPRINGBORO PIKE, INC.
KIMCO OF SPRINGFIELD, INC.
KIMCO OF SYOSSET, INC.
KIMCO OF TAMPA, INC.
KIMCO OF TENNESEE, INC.
KIMCO OF UTAH, INC.
KRC ACQUISITION CORP.
KRC ALTON 802, INC.
KRC ARLINGTON 866, INC.
KRC ARLINGTON HEIGHTS 896, INC.
KRC AZ PROPERTY MANAGEMENT, INC.
KRC BELLEVILLE 808, INC.
KRC BRIDGETON 875, INC.
KRC CARBONDALE 848, INC.
KRC CHAMPAIGN 870, INC.
KRC CHRISTY 804, INC.
KRC CRESTHILL 868, INC.
KRC CRYSTAL CITY 850, INC.
KRC CRYSTAL LAKE 891, INC.
KRC CORPUS CHRISTI 878, INC.
KRC CREVE COEUR 830, INC.
KRC CRESTWOOD 887, INC.
KRC DECATUR 797, INC.

KRC DUBUQUE 847, INC.
KRC ELGIN 860, INC.
KRC FAIRVIEW HEIGHTS 881, INC.
KRC FOREST PARK 862, INC.
KRC HARRISBURG 193, INC.
KRC INDEPENDENCE 806, INC.
KRC KIRKWOOD 803, INC.
KRC LEMAY 834, INC.
KRC MACARTHUR BLVD. 799, INC.
KRC MEXICO ACQUISITION CORPORATION
KRC MIDWEST CITY 857, INC.
KRC MISHAWAKA 895, INC.
KRC MUNDELIEN 874, INC.
KRC NEW LONDON 1345, INC.
KRC NORRIDGE 845, INC.
KRC ORLAND PARK 809, INC.
KRC OVERLAND PARK 805, INC.
KRC PADUCAH 795, INC.
KRC PA PROPERTY MANAGEMENT, INC.
KRC PROPERTY MANAGEMENT I, INC.
KRC ST. CHARLES 798, INC.
KRC STATE AVENUE 807, INC.
KRC SCHAUMBERG 855, INC.
KRC SOUTHBEND 883, INC.
KRC SPRINGFIELD 869, INC.
KRC STREAMWOOD 897, INC.
KRC TULSA 859, INC.
KRC WAKEGAN 886, INC.
KRCV CORP.
KSI CONVENIENCE, LLC
KSI MORTGAGE INVESTMENT, LLC
KSI TRUST
KIMEAST, INC.
KIMEX INDUSTRIAL, INC.
KIMEX JUAREZ, INC.
KIMEX PACHUCA, INC.
KIMEX PUERTA DE HIERRO, INC.
KIMEX REYNOSA HOLDINGS, INC.
KIMEX SALTILLO HOLDING, INC.
KIMEX SALTILLO HOLDING 1, INC.
KIMEX SENDERO NORTE HOLDING I, INC.
KIMEX SENDERO NORTE HOLDING II, INC.
KIMEX TRS INVESTMENT, INC.
KIMNET SILER QRS, INC.
KIMPIR JV, INC.
KIMRED GROVE, INC.

KIMSCHOTT, INC.
KIMSTRAUSS 184, INC.
KIMSWORTH INC.
KIMSWORTH OF ALABAMA, INC.
KIMSWORTH OF ARIZONA, INC.
KIMSWORTH OF COLORADO, INC.
KIMSWORTH OF FLORIDA, INC.
KIMSWORTH OF GEORGIA, INC.
KIMSWORTH OF ILLINOIS, INC.
KIMSWORTH OF INDIANA, INC.
KIMSWORTH OF KANSAS, INC.
KIMSWORTH OF LOUISIANA, INC.
KIMSWORTH OF MICHIGAN, INC.
KIMSWORTH OF MINNESOTA, INC.
KIMSWORTH OF MISSOURI, INC.
KIMSWORTH OF NEBRASKA, INC.
KIMSWORTH OF NEW JERSEY, INC.
KIMSWORTH OF NEW MEXICO, INC.
KIMSWORTH OF OHIO, INC.
KIMSWORTH OF PENNSYLVANIA, INC.
KIMSWORTH OF TEXAS, INC.
KIMWEST SKYLINE 1296, INC.
KIMWEST 186, INC.
KIMVEN CORPORATION
KIMZAY BLOOMINGTON, INC.
KIMZAY CORPORATION
KIMZAY GEORGIA, INC.
KIMZAY GREENWOOD, INC.
KIMZAY OF FLORIDA, INC.
KIMZAY OF ILLINOIS, INC.
KIMZAY WINSTON-SALEM, INC.
KUBS INCOME FUND I GP BUSINESS TRUST
KUBS INCOME FUND I LP BUSINESS TRUST
KWS 1012, INC.
MANHASSET VENTURE, LLC
MANMORT, INC.
MANETTO HILLS ASSOCIATES, INC.
MC KIM CORP.
MC MORT CORP.
MILMAR REALTY CORPORATION
NORBER TRUST
NW MP 1006, INC.
NYCBLK, INC.
OWL HOLDINGS, INC.
PASSIVE INVESTORS, INC.
PERMELYNN CORPORATION

PERMELYNN OF BRIDGEHAMPTON, INC.
PERMELYNN OF WESTCHESTER, INC.
POTOMAC RUN, LLC
RCS HOLDING CORP.
RICH HILL, INC.
ROCKINGHAM 620, INC.
SS 1005, INC.
SANNDREL INC.
SANNDREL OF HARRISBURG, INC.
SANNDREL OF PENNSYLVANIA TRUST
SANNDREL OF VIRGINIA, INC.
SI 1339, INC.
SP 255, INC.
ST. ANDREWS SHOPPING CENTER CORP. OF CHARLESTON
SUTTON SQ. CORP.
THE KIMCO CORPORATION
WALL REALTY INC.
WOODSO CORP.
KIMCO PERGAMENT, INC.
KIMCO PREFERRED INVESTOR, XLVI, INC.
KIMWEST HOSPITALITY INC.
KPT JENSEN BEACH, INC.